UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697	06-1449146
(Commission File Number)	(IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A  amends the Current Report on Form 8-K of Republic Airways Holdings Inc. (the “Company”) filed with the Securities and Exchange Commission on August 6, 2009 (the “Original Report”) related to the completion of the Company’s acquisition of Midwest Air Group, Inc and subsidiaries (“Midwest”). In response to parts (a) and (b) of Item 9.01 of the Original Report, the Company stated that it would file the required financial information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

This Form 8-K/A amends the Original Report to include the financial information required by Item 9.01 of Form 8-K . The information previously reported in the Original Report is hereby incorporated by reference into this Form 8-K/A, except to the extent such information is amended by this Form 8-K/A.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following consolidated financial statements of Midwest are hereby incorporated by reference and attached hereto as Exhibits 99.1 and 99.2, respectively:

Unaudited interim condensed consolidated balance sheet of Midwest as of June 30, 2009 and December 31, 2008 (Successor Basis) and the related unaudited interim condensed consolidated statements of operations and cash flows for the six months ended June 30, 2009 (Successor Basis), the five months ended June 30, 2008 (Successor Basis), and the one month ended January 31, 2008 (Predecessor Basis).

Audited consolidated balance sheets of Midwest as of December 31, 2008 (Successor Basis) and 2007 (Predecessor Basis) and the related consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the eleven months ended December 31, 2008 (Successor Basis), the one month ended January 31, 2008 (Predecessor Basis) and the years ended December 31, 2007 and 2006 (Predecessor Basis).

The Independent Auditors’ Report (which report expresses an unqualified opinion on Midwest’s financial statements and includes an explanatory paragraph relating to Midwest’s change in its method of accounting for defined benefit and other postretirement plans, effective December 31, 2006 to conform to Statement of Financial Accounting Standards No. 158), issued by Deloitte and Touche LLP, dated August 27, 2009, relating to Midwest’s financial statements, is hereby incorporated by reference and attached as Exhibit 99.3 hereto.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2009, for the six months ended June 30, 2009 and the year ended December 31, 2008, giving effect to the acquisition of Midwest, is attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d)	Exhibits

Exhibit #	Title of Document
23.1	Consent of Deloitte & Touche LLP, Independent Auditor for Midwest Air Group, Inc.

99.1
Unaudited interim condensed consolidated balance sheet of Midwest Air Group, Inc. as of June 30, 2009 and December 31, 2008 (Successor Basis) and the related unaudited interim condensed consolidated statements of operations and cash flows for the six months ended June 30, 2009 (Successor Basis), the five months ended June 30, 2008 (Successor Basis), and the one month ended January 31, 2008 (Predecessor Basis)

99.2
Audited consolidated balance sheets of Midwest Air Group, Inc. and subsidiaries as of December 31, 2008 (Successor Basis) and 2007 (Predecessor Basis) and the related consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the eleven months ended December 31, 2008 (Successor Basis), the one month ended January 31, 2008 (Predecessor Basis) and the years ended December 31, 2007 and 2006 (Predecessor Basis)

99.3
Independent Auditors' Report (which report expresses an unqualified opinion on Midwest’s financial statements and includes an explanatory paragraph relating to Midwest’s change in its method of accounting for defined benefit and other postretirement plans, effective December 31, 2006 to conform to Statement of Financial Accounting Standards No. 158), issued by Deloitte & Touche LLP, dated August 27, 2009, relating to Midwest’s financial statements

99.4	Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2009, for the six months ended June 30, 2009 and for the year ended December 31, 2008

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Robert H. Cooper
	Name:	Robert H. Cooper
	Title:	Executive Vice President and
Chief Financial Officer

Dated: October 16, 2009